Exhibit 99.1

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Copyright © 2021 First Foundation Inc. All Rights Reserved This presentation and the accompanying oral commentary contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this presentation and any accompanying oral commentary are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and any accompanying oral statements and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to the risk of incurring credit losses, which is an inherent risk of the banking business; the negative impacts and disruptions resulting from the COVID-19pandemic on our colleagues, clients, the communities we serve and the domestic and global economy, which may have an adverse effect on our business, financial position and results of operations; the risk that we will not be able to continue our internal growth rate; the performance of loans currently on deferral following the expiration of the respective deferred periods; the risk that we will not be able to access the securitization market on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with the Federal Reserve Board taking actions with respect to interest rates, which could adversely affect our interest income and interest rate margins and, therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintainingexisting client relationships. Further, statements about the potential effects of the proposed acquisition of TGR Financial on our business, financial results, and condition may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in the forward-looking statements due to factors and future developments which are uncertain, unpredictable and in many cases beyond our control, including the possibility that the proposed merger does not close when expected or at all because required regulatory, shareholder or other approvals, financial tests or other conditions to closing are not received or satisfied on a timely basis or at all; changes in our or TGR Financial's stock price before closing, including as a result of each c o m p a n y’ s financial performance prior to closing or transaction-related uncertainty, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the occurrence of any event, change or other circumstance that could give risk to the right of one or both of the parties to terminate the merger agreement; the risk that the benefits from the proposed merger may not be fully realized or may take longer to realize than expected or be more costly to achieve, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and TGR Financial operate; our ability to promptly and effectively integrate the c o m p a n i e s’ businesses; reputational risks and the reaction of the companies' customers, employees and counterparties to the proposed merger; diversion of management time on merger-related issues; lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity, could harm our or TGR Financial's business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the proposed merger. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on February 26, 2021, our Quarterly Report on Form 10-Qfor the quarter ended March 31, 2021 that we filed with the SEC on May 7, 2021, and other documents we file with the SEC from time to time. We urge recipients of this presentation to review those reports and other documents we file with the SEC from time to time. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of today's date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this presentation or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. Additional Information About the Merger and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Investors and security holders are urged to carefully review First Foundation's public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, proxy statements and Current Reports on Form 8-K. The documents are filed with the SEC and may be obtained free of charge at www.sec.gov, at First Foundation's website at firstfoundationinc.com under the "Investor Relations" link, or writing First Foundation at 18101 Von Karman Ave., Suite 700, Irvine, CA 92612; Attention: Kevin Thompson. ln connection with the proposed merger transaction, First Foundation filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of First Foundation and TGR Financial, and aprospectus of First Foundation, which are referred to as the joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. Before making any voting or investment decision, investors and security holders are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the shareholders of First Foundation and TGR Financial seeking required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement prospectus, and any other documents First Foundation files with the SEC free of charge as described in the preceding paragraph. First Foundation, TGR Financial, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from First Foundation and TGR Financial shareholders in favor of the approval of the transaction. Information about the directors and executive officers of First Foundation and their ownership of First Foundation common stock is set forth in the proxy statement for First Foundation's 2021 annual meeting of stockholders, as previously filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. No n-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used when management believes them to be helpful in understanding the C o m p a n y’ s results of operations or financial position. Where non- GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the C o m p a n y’ s press release as of and for the quarter ended June 30, 2021. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Safe Harbor Statement 1

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Loan to 100% 94% 90% 90% 85% Deposit

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. 90 bps 

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Note(s): 1. Data as of announcement quarter 3.31.2021 2. Based on latest FRED annual data as of 2019 for Collier County. • • • • • • • • • • •

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Return on Average Tangible Common Equity (ROATCE) Average stockholder's equity 276,586 $ 323,529 $ 474,256 $ 585,728 $ 649,031 $ 627,571 $ 714,312 $ Less: Average goodwill and intangible assets 2,292 4,503 69,177 98,291 96,209 96,677 94,868 Average tangible common equity 274,294 $ 319,026 $ 405,080 $ 487,437 $ 552,823 $ 530,895 $ 619,444 $ Net Income (loss) 23,303 $ 27,582 $ 42,958 $ 56,239 $ 84,369 $ 31,065 $ 48,409 $ Plus: Amortization of intangible assets expense 239 394 2,043 2,291 1,895 1,011 842 Less: Tax effect on amortization of intangible assets expense (69) (114) (592) (664) (550) (293) (244) Net Income (loss) available to common shareholders 23,473 $ 27,862 $ 44,408 $ 57,866 $ 85,714 $ 31,783 $ 49,007 $ Return on Average Equity(1) 8.4% 8.5% 9.1% 9.6% 13.0% 9.9% 13.6% Return on Average Tangible Common Equity(2) 8.6% 8.7% 11.0% 11.9% 15.5% 12.0% 15.8% Tax rate utilized for calculating tax effect on amortization 29.0% 29.0% 29.0% 29.0% 29.0% 29.0% 29.0% of intangible assets expense

Efficiency Ratio Total noninterest expense 80,994 $ 98,976 $ 127,075 $ 129,594 $ 125,778 $ 63,794 $ 70,128 $ Less: Amortization of intangible assets expense (239) (394) (2,043) (2,291) (1,895) (1,011) (842) Less: Merger-related expense - (2,620) (3,794) - - - (1,166) Less: FDIC insurance expense refund - - - 1,211 - - - Adjusted Noninterest expense 80,755 $ 95,962 $ 121,238 $ 128,514 $ 123,883 $ 62,783 $ 68,120 $ Net interest income 89,449 $ 113,618 $ 155,610 $ 169,954 $ 196,644 $ 93,315 $ 112,139 $ Plus: Total noninterest income 34,560 38,719 35,771 41,776 54,647 19,644 25,943 Less: Net gain (loss) from other real estate owned - - - (742) - - - Less: Net gain (loss) from securities - - - 316 - - - Adjusted Revenue 124,009 $ 152,337 $ 191,381 $ 211,304 $ 251,291 $ 112,959 $ 138,082 $ Efficiency Ratio 65.1% 63.0% 63.3% 60.8% 49.3% 55.6% 49.3%

Noninterest Expense to Average Assets Ratio Total noninterest expense 25,801 $ 26,397 $ 25,582 $ 26,244 $ 25,042 $ 24,949 $ 25,784 $ 28,579 $ 28,868 $ Less: Amortization of intangible assets expense (598) (537) (526) (519) (492) (445) (439) (432) (410) Less: Merger-related expense - - - - - - - - (1,166) Less: Legal recovery reclass - - - - - - - - - Less: FDIC insurance expense refund - (1,211) - - - - - - - Less: One-time Impairment of Interest Only Strip - - - - - - - - - Adjusted Noninterest expense 25,203 $ 24,649 $ 25,056 $ 25,725 $ 24,550 $ 24,504 $ 25,345 $ 28,147 $ 27,292 $ Less: Customer service expense (4,283) (5,920) (4,266) (2,372) (1,622) (1,723) (1,728) (1,770) (2,353) Adjusted Noninterest expense exc. customer service expense 20,920 $ 18,729 $ 20,790 $ 23,353 $ 22,928 $ 22,781 $ 23,617 $ 26,377 $ 24,939 $ Average Assets 6,087,667 6,203,150 6,298,180 6,325,356 6,740,157 7,012,084 6,710,191 7,074,136 7,449,361 Noninterest Expense to Average Assets Ratio 1.66% 1.59% 1.59% 1.63% 1.46% 1.40% 1.51% 1.59% 1.47% Noninterest Expense exc. Customer Service Expense 1.37% 1.21% 1.32% 1.48% 1.36% 1.30% 1.41% 1.49% 1.34%

Tangible Common Equity Ratio & Tangible Book Value Per Share Stockholder's equity 284,264 $ 394,951 $ 559,184 $ 613,869 $ 695,711 $ 734,018 $ Less: Goodwill and intangible assets 2,177 33,576 99,482 97,191 95,296 94,454 Tangible Common Equity 282,087 $ 361,375 $ 459,702 $ 516,678 $ 600,415 $ 639,564 $ Total assets 3,975,403 $ 4,541,185 $ 5,840,412 $ 6,314,436 $ 6,957,160 $ 7,939,134 $ Less: Goodwill and intangible assets 2,177 33,576 99,482 97,191 95,296 94,454 Tangible assets 3,973,226 $ 4,507,609 $ 5,740,930 $ 6,217,245 $ 6,861,864 $ 7,844,680 $ Equity to Asset Ratio 7.15% 8.70% 9.57% 9.72% 10.00% 9.25% Tangible Common Equity Ratio 7.10% 8.02% 8.01% 8.31% 8.75% 8.15% Book value per share $8.69 $10.34 $12.57 $13.74 $15.58 $16.38 Tangible book value per share $8.62 $9.46 $10.33 $11.57 $13.44 $14.27 Basic common shares outstanding 32,719,632 38,207,766 44,496,007 44,670,743 44,667,650 44,819,743